UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-21061

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
(Exact name of registrant as specified in charter)
________

c/o Aetos Capital, LLC
875 Third Avenue
New York, NY  10022
(Address of principal executive offices) (Zip code)

Harold Schaaff
Aetos Capital, LLC
New York, NY  10022
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-201-2500

Date of fiscal year end: January 31

Date of reporting period: January 31, 2011

Item 1.                  Reports to Stockholders.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

Financial Statements

January 31, 2011

Table of Contents

Fund Commentaries	1
Report of Independent Registered Public Accounting Firm	5
Schedules of Investments	6
Statements of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Members’ Capital	12
Statements of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	18
Managers and Officers of the Fund	33

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of each period.  The Funds’ Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-201-2500; and (ii) on the Commission's website at http://www.sec.gov.

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Fund Commentary
For the year ended January 31, 2011
(Unaudited)

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund includes allocations to event arbitrage, fixed income arbitrage (including convertible arbitrage) and statistical arbitrage managers.  Event arbitrage managers seek to identify mispricings in securities that will be resolved through an anticipated event.  Events can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcy (either entering into bankruptcy or emerging from it).  Skills required include the ability to analyze the relative value of the securities involved and the probability of the event taking place within an expected timeframe.  Fixed income arbitrage managers seek to identify discrepancies in the prices of securities that are very closely related and arbitrage that discrepancy.  Statistical arbitrage managers seek to profit from the normalization of shorter-term price deviations of a security versus its historical price relationship within a group of securities.

For the year ended January 31, 2011, the Fund had a total return of 8.37%.1  For the period from commencement of investment activities on September 1, 2002 through January 31, 2011, the Fund had an average annual return of 4.70%.

Arbitrage strategies continued to benefit from the return of liquidity across markets and each of the strategies described above generated positive returns.  We are now two years past the most intense portion of the financial credit crisis and much of the extreme market dislocations have subsided.  Accordingly, we have moved to reduce our tactical overweights, including convertible arbitrage, which had enhanced the Fund’s performance in 2009 and 2010.

Our convertible arbitrage allocation realized strong performance again in 2010, as both of our convertible managers generated strong risk-adjusted returns.  In addition to benefiting from portfolio richening, episodic spikes in volatility (amidst ongoing concerns about European sovereign debt) created additional opportunities to generate returns from gamma trading the portfolio.  Towards the end of 2010, we began trimming our allocation to U.S. convertible arbitrage, as convertible valuations no longer offer outsized prospective returns.  Valuations in Asia are notably cheaper and we have retained our exposure to convertible arbitrage in this region.

Other fixed income managers also realized strong returns as markets continued to normalize.  Although most of the obvious price discrepancies have gone away, there is currently less capital competing for opportunities in this space, benefitting the survivors who were able to navigate through the financial crisis.  The most fruitful area for generating returns has been in structured products, a sizeable market and one in which there is a lack of firms equipped to analyze the relative pricing of these securities.  The Fund also benefited from basis trades in corporate debt and the normalization of certain yield curve anomalies.
___________________________
1      Returns are net of expenses and fees incurred at the Fund level and do not reflect Program fees.

Event arbitrage managers benefited from both credit and equity positions as markets rallied.  In credit, significant gains were realized from a number of legacy bankruptcy situations as well as performing credits as bank loans and high yield bonds continued to rally.  Equity positions also benefited from rising markets, but were a smaller allocation within managers’ portfolios.  Merger arbitrage positions delivered modest gains and volumes were somewhat disappointing.

Statistical arbitrage experienced muted returns.  In general, gains were limited by high levels of intra-market equity correlations and low-levels of realized volatility, which restricted the number and magnitude of opportunities.

Aetos Capital Distressed Investment Strategies Fund, LLC

Fund Commentary
For the year ended January 31, 2011
(Unaudited)

The Aetos Capital Distressed Investment Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of distressed investment strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund allocates to investment managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy.  These managers are able to buy these securities at a discount to their eventual value because traditional fixed income portfolio managers who bought the bonds or banks that made the loans may not want to or be able to own them once they are in default.  The sellers may also not have the expertise and patience to go through a restructuring process.  Distressed investing involves credit analysis, legal expertise and (often) negotiating ability, as the portfolio manager must estimate the value of the claims he is buying, the likely timing and resolution of a restructuring / bankruptcy process and also may be called upon to reach agreements with other claimants.  Additionally, certain managers have the ability to express their company-specific and market views through shorting, often with credit default swaps.

For the year ended January 31, 2011, the Fund had a total return of 9.58%.1  For the period from commencement of investment activities on September 1, 2002 through January 31, 2011, the Fund had an average annual return of 9.91%.

Following a powerful rally in 2009, credit markets continued to rebound.  High yield bonds and loans were among the best performing asset classes as investor demand and favorable borrowing conditions pushed 2010 high yield issuance to a record high, and 2010 loan issuance quadrupled the prior year’s activity.  These favorable issuance conditions enabled more companies to refinance, leading to a sharp decline in default activity.

Despite the low supply of defaulted credits, our distressed managers still found opportunities, benefiting from the accommodative credit environment as refinancing and spread tightening led to price appreciation for performing portfolios.  Non-performing distressed positions also produced gains as restructured companies emerged from Chapter 11 bankruptcy and as liquidation proceedings advanced.  As credit spreads narrowed, several managers positioned themselves more cautiously, scaling up hedges and keeping dry powder available.

Although we expect the tailwind from spread compression to be reduced, our managers’ legacy holdings should continue to benefit from specific corporate events.  In addition, there are a number of legacy transactions, including leveraged buyout deals, that are likely to require restructurings and could provide new investment opportunities.  Middle-market companies also represent another potential area of opportunity, as many of these companies do not have the same level of access to credit markets to refinance existing debt.
___________________________
1	Returns are net of expenses and fees incurred at the Fund leveland do not reflect Program fees.

Aetos Capital Long/Short Strategies Fund, LLC

Fund Commentary
For the year ended January 31, 2011
(Unaudited)

The Aetos Capital Long/Short Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of long/short strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.  The Fund is composed of managers that operate portfolios of stocks, usually based on bottom-up equity research.

For the year ended January 31, 2011, the Fund had a total return of 5.94%.1  For the period from commencement of investment activities on September 1, 2002 through January 31, 2011, the Fund had an average annual return of 5.06%.

Our long/short managers generally were challenged by the persistence of high intra-market equity correlations, which undermined their ability to generate returns through stock selection.  Macroeconomic concerns, such as the European sovereign debt crisis, focused investor attention away from company specific fundamentals during the first half of last year.  As economic indicators improved, and bolstered by a second round of quantitative easing and a tax compromise, equity markets rallied strongly beginning in September.  This later period was also marked by a decline in equity correlations and better relative performance from our long/short managers.

In general, sector-focused managers outperformed generalists, benefitting from long exposures to the technology, financial, and energy sectors, and gains from stock selection.  Many of our managers took advantage of the sell-off following the Gulf oil spill to pick up quality energy-focused companies at attractive valuations.  Within technology, managers were able to identify certain franchises where the market had overreacted to short term earnings disappointments.  Certain managers also profited from investments in well-positioned emerging market financial institutions.

Offsetting gains on the long side of the portfolio, short positions generally detracted from performance for nearly all managers.  Short positions in consumer discretionary, technology and small capitalization stocks were particularly costly.  Still, there were several themes where managers profited on the short side including LED lighting, for-profit education and undercapitalized European banks.

There are signs that the environment is becoming more favorable for fundamental managers.  We have tracked a significant decline in equity correlations over the past few months, which has corresponded with improved relative performance from our managers.  Looking forward, managers are constructive on new opportunities, including an emerging theme centered on the markets’ under-appreciation for the impact of commodity prices on company margins and the ability to pass on rising input costs to customers.
___________________________
1	Returns are net of expenses and fees incurred at the Fund leveland do not reflect Program fees.

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of the Aetos Capital Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, and Aetos Capital Long/Short Strategies Fund, LLC (the "Funds") at January 31, 2011, the results of each of their operations and cash flows for the year then ended, the changes in each of their members' capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of the underlying portfolio funds at January 31, 2011, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, and Aetos Capital Long/Short Strategies Fund, LLC valued at $568,646,067 (91.09% of the Fund's members' capital), $442,256,561 (89.85% of the Fund's members' capital), and $927,301,186 (86.72% of the Fund's members' capital), respectively, at January 31, 2011, the values of which have been estimated by the Investment Manager, under general supervision of the Board of Managers, in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.

PricewaterhouseCoopers LLP
New York, New York
April 1, 2011

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Schedule of Investments
January 31, 2011

Portfolio Fund Name	Cost	Value	% of Members' Capital

AQR RT Fund, L.P.	$40,000,000	$41,075,231	6.58%
CNH CA Institutional Fund, L.P.	24,324,372	31,845,633	5.10
Davidson Kempner Partners	70,543,694	95,724,221	15.33
Farallon Capital Offshore Investors, Inc.	88,172,893	98,960,813	15.85
FFIP, L.P.	61,630,000	91,678,684	14.69
GMO Mean Reversion Fund (Onshore)	40,692,369	32,750,339	5.25
Ishin Fund LLC	45,361,920	55,434,526	8.88
Oceanwood Global Opportunities Fund LP	55,000,000	72,202,275	11.57
Parsec Trading Corp.	54,555,466	48,406,167	7.75
Sowood Alpha Fund LP(1)	1,674,678	568,178	0.09
Total	$481,955,392	$568,646,067	91.09%

*	Percentages are based on Members’ Capital of $624,239,237.

1	Portfolio Fund in liquidation.

The aggregate cost of investments for tax purposes was $543,019,620.  Net unrealized appreciation on investments for tax purposes was $25,626,447 consisting of $45,551,721 of gross unrealized appreciation and $19,925,274 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 91.09% of Members’ Capital, have been fair valued.

               The accompanying notes are an integral part of the financial statements.

Aetos Capital Distressed Investment Strategies Fund, LLC
Schedule of Investments
January 31, 2011

Portfolio Fund Name	Cost	Value	% of Members' Capital

AG Mortgage Value Partners, L.P.	$28,987,029	$41,880,145	8.51%
Anchorage Capital Partners, L.P.	60,000,000	80,351,488	16.34
Aurelius Capital Partners, L.P.	55,500,000	85,012,639	17.27
Centerbridge Credit Partners, L.P.	30,250,000	34,129,314	6.93
Davidson Kempner Distressed Opportunities Fund LP	40,000,000	47,458,895	9.64
King Street Capital, L.P.	51,050,000	80,008,505	16.25
One East Partners, L.P.	5,845,916	3,550,765	0.72
Silver Point Capital Fund, L.P.	7,011,416	7,528,162	1.53
Watershed Capital Partners, L.P.	54,050,000	62,336,648	12.66
Total	$332,694,361	$442,256,561	89.85%

*	Percentages are based on Members’ Capital of $492,231,794.

The aggregate cost of investments for tax purposes was $367,272,534.  Net unrealized appreciation on investments for tax purposes was $74,984,027 consisting of  $74,984,027 of gross unrealized appreciation.

The investments in Portfolio Funds shown above, representing 89.85% of Members’ Capital, have been fair valued.

               The accompanying notes are an integral part of the financial statements.

Aetos Capital Long/Short Strategies Fund, LLC
Schedule of Investments
January 31, 2011

Portfolio Fund Name	Cost	Value	% of Members' Capital

Bay Pond Partners, L.P.	$18,970,905	$56,454,695	5.28%
Brookside Capital Partners Fund II, L.P.	75,000,000	79,475,964	7.43
Cadian Fund LP	50,000,000	73,038,398	6.83
Cadmus Capital Partners (QP), LP (1)	1,816,984	1,499,912	0.14
CamCap Energy, L.P.	45,000,000	63,457,391	5.94
Conatus Capital Partners LP	65,500,000	75,101,578	7.02
Copper River Partners, L.P. (1)	2,710,246	946,834	0.09
GMO Tactical Opportunities Fund (Onshore)	13,753,495	13,371,244	1.25
Harrier Hawk Four Horsemen Fund LP	10,000,000	9,995,906	0.94
Joho Partners, L.P.	84,124,988	100,805,625	9.43
Millgate Partners II, L.P.	77,000,000	71,395,893	6.68
MW European TOPS Fund	80,000,000	81,054,303	7.58
North River Partners, L.P.	46,783,623	54,993,156	5.14
Route One Fund I, L.P.	10,000,000	10,156,577	0.95
Samlyn Onshore Fund, LP	24,366,413	24,942,883	2.33
Sansar Capital Holdings, Ltd	561,894	524,918	0.05
Spindrift Partners, L.P.	1,835,093	1,837,500	0.17

               The accompanying notes are an integral part of the financial statements.

Aetos Capital Long/Short Strategies Fund, LLC
Schedule of Investments (Concluded)
January 31, 2011

Portfolio Fund Name	Cost	Value	% of Members' Capital

The Elkhorn Fund, LLC	28,549,893	28,346,869	2.65
Tiger Consumer Partners, L.P.	55,000,000	55,281,564	5.17
Ursus Partners L.P.	30,000,000	26,661,833	2.49
Viking Global Equities LP	48,460,934	97,657,837	9.13
Woodbourne Daybreak Global Fund, LP(1)	2,724,758	300,306	0.03
Total	$772,159,226	$927,301,186	86.72%

*	Percentages are based on Members’ Capital of $1,069,334,582

1	Portfolio Fund in liquidation.

The aggregate cost of investments for tax purposes was $813,336,305.  Net unrealized appreciation on investments for tax purposes was $113,964,881 consisting of $133,893,370 of gross unrealized appreciation and $19,928,489 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 86.72% of Members’ Capital, have been fair valued.

               The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

January 31, 2011

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Aetos Capital Distressed Investment Strategies Fund, LLC	Aetos Capital Long/Short Strategies Fund, LLC
Assets
Investments in Portfolio Funds, at cost	$481,955,392	$332,694,361	$772,159,226
Investments in Portfolio Funds, at value	$568,646,067	$442,256,561	$927,301,186
Investments in Portfolio Funds, in advance	25,000,000	15,000,000	15,000,000
Cash and cash equivalents	33,363,393	35,888,115	129,792,990
Receivable for sale of investments	—	3,188,515	1,033,619
Total assets	627,009,460	496,333,191	1,073,127,795

Liabilities
Redemptions of Interests payable	1,891,808	3,396,921	2,689,256
Investment management fees payable	390,394	307,837	668,752
Sales of Interests received in advance	125,000	37,500	87,500
Board of Managers’ fees payable	10,903	10,903	17,444
Other accrued expenses	352,118	348,236	330,261
Total liabilities	2,770,223	4,101,397	3,793,213

Net Members’ Capital	$624,239,237	$492,231,794	$1,069,334,582

Members’ Capital
Net capital	$537,548,562	$382,669,594	$914,192,622
Net unrealized appreciation on investments in
Portfolio Funds	86,690,675	109,562,200	155,141,960
Members’ Capital	$624,239,237	$492,231,794	$1,069,334,582

               The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the year ended January 31, 2011

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Aetos Capital Distressed Investment Strategies Fund, LLC	Aetos Capital Long/Short Strategies Fund, LLC
Investment income:
Dividends from money market funds	$19,791	$11,252	$34,461

Expenses:
Investment management fees	4,302,451	3,425,821	6,545,267
Administration fees	582,954	467,758	881,365
Board of Managers’ fees	40,340	40,340	40,340
Professional fees	359,409	366,659	218,019
Custodian fees	63,650	52,345	95,668
Registration fees	11,366	11,804	13,941
Printing fees	7,698	7,873	7,698
Other expenses	18,233	15,641	17,110
Total expenses	5,386,101	4,388,241	7,819,408
Net investment loss	(5,366,310)	(4,376,989)	(7,784,947)

Net gain/loss on Portfolio Funds sold	3,135,017	4,070,414	(419,008)

Net change in unrealized appreciation on investments in Portfolio Funds	47,362,179	41,588,108	57,141,577

Net increase in Members’ Capital derived from investment activities	$45,130,886	$41,281,533	$48,937,622

               The accompanying notes are an integral part of the financial statements.

Statements of Changes in Members’ Capital

For the years ended January 31, 2010 and January 31, 2011

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC		Aetos Capital Distressed Investment Strategies Fund, LLC
	2/1/10 – 1/31/11	2/1/09 – 1/31/10	2/1/10 – 1/31/11	2/1/09 – 1/31/10
From investment activities:
Net investment loss	$(5,366,310)	$(4,016,264)	$(4,376,989)	$(3,437,365)
Net gain/(loss) on Portfolio Funds sold	3,135,017	(8,683,817)	4,070,414	(1,889,144)
Net change in unrealized appreciation on investments in Portfolio Funds	47,362,179	93,996,765	41,588,108	77,224,421
Net increase in Members’ Capital derived from investment activities	45,130,886	81,296,684	41,281,533	71,897,912

Distributions:
Tax withholding on behalf of foreign investors	(336,862)	(661,087)	(258,487)	(844,815)
Total distributions	(336,862)	(661,087)	(258,487)	(844,815)

Members’ Capital transactions:
Proceeds from sales of Interests	97,589,531	47,497,205	69,767,281	52,930,465
Redemptions of Interests	(28,529,095)	(70,770,292)	(43,364,558)	(55,446,922)
Transfers of Interests	4,510,000	59,829,647	36,000	2,559,325
Net increase in Members’ Capital derived from capital transactions	73,570,436	36,556,560	26,438,723	42,868
Net increase in Members’ Capital	118,364,460	117,192,157	67,461,769	71,095,965
Members’ Capital at beginning of year	505,874,777	388,682,620	424,770,025	353,674,060
Members’ Capital at end of year	$624,239,237	$505,874,777	$492,231,794	$424,770,025

               The accompanying notes are an integral part of the financial statements.

Statements of Changes in Members’ Capital (concluded)

For the years ended January 31, 2010 and January 31, 2011

	Aetos Capital Long/Short Strategies Fund, LLC
	2/1/10 – 1/31/11	2/1/09 – 1/31/10
From investment activities:
Net investment loss	$(7,784,947)	$(6,703,288)
Net gain/(loss) on Portfolio Funds sold	(419,008)	(39,566,144)
Net change in unrealized appreciation on investments in Portfolio funds	57,141,577	69,436,602
Net increase in Members’ Capital derived from investment activities	48,937,622	23,167,170

Distributions:
Tax withholding on behalf of foreign investors	(788,331)	(2,413,742)
Total distributions	(788,331)	(2,413,742)

Members’ Capital transactions:
Proceeds from transfer of Assets*	138,947,112	—
Proceeds from sales of Interests	169,752,735	109,450,677
Redemptions of Interests	(66,909,500)	(169,491,276)
Transfers of Interests	(1,546,000)	(63,545,672)
Net increase/(decrease) in Members’ Capital derived from capital transactions	240,244,347	(123,586,271)
Net increase/(decrease) in Members’ Capital	288,393,638	(102,832,843)
Members’ Capital at beginning of year	780,940,944	883,773,787
Members’ Capital at end of year	$1,069,334,582	$780,940,944

*See Note 5 in Notes to Financial Statements.

               The accompanying notes are an integral part of the financial statements.

Statements of Cash Flows

For the year ended January 31, 2011

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Aetos Capital Distressed Investment Strategies Fund, LLC	Aetos Capital Long/Short Strategies Fund, LLC
Cash Flows Used in Operating Activities
Net increase in Members’ Capital derived from investment activities	$45,130,886	$41,281,533	$48,937,622
Adjustments to reconcile net increase in Members’ Capital from investment activities to net cash used in operating activities
Purchases of Portfolio Funds	(75,000,000)	(45,250,000)	(135,080,421)
Sales of Portfolio Funds	21,257,756	33,037,549	98,178,616
Net gain/loss on Portfolio Funds sold	(3,135,017)	(4,070,414)	419,008
Net change in unrealized appreciation on investments in
Portfolio Funds	(47,362,179)	(41,588,108)	(57,141,577)
Decrease in accrued income	977	1,176	2,151
Increase in management fees payable	67,953	37,092	170,986
(Decrease) in administration fees payable	(72,832)	(61,032)	(114,947)
Increase in Board of Managers’ fees payable	1,372	1,372	1,372
Increase/(decrease) in other accrued expenses	28	15,638	(27,484)
Net cash used in operating activities	(59,111,056)	(16,595,194)	(44,654,674)

Distributions
Tax withholding on behalf of foreign investors	(336,862)	(258,487)	(788,331)

Cash Flows From Financing Activities
Cash received from merger activity	—	—	14,767,777
Proceeds from sales of Interests	97,018,051	69,477,961	169,095,515
Redemptions of Interests	(31,717,136)	(43,560,012)	(75,013,526)
Transfers of Interests	4,510,000	36,000	(1,546,000)
Net cash provided by financing activities	69,810,915	25,953,949	107,303,766

Net increase in cash and cash equivalents	10,362,997	9,100,268	61,860,761
Cash and cash equivalents, beginning of year	23,000,396	26,787,847	67,932,229
Cash and cash equivalents, end of year	$33,363,393	$35,888,115	$129,792,990

*Non-cash activity for the Aetos Capital Long/Short Strategies Fund, LLC consist of assets received from Aetos Capital Opportunities Fund, LLC (see Note 5), which comprise off $124,512,583 of investments in Portfolio Funds, $51,710 of receivable for sale of investments, $278,387of redemptions of interests payable and $106,571 of expenses payable.

               The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC
	2/1/10 - 1/31/11	2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07

Total return(1)	8.37%	21.29%	(20.29%)	(1.76%)	10.36%

Net assets, end of period (000's)	$ 624,239	$ 505,875	$ 388,683	$ 574,125	$ 447,632

Ratios to average net assets:
Expenses(2) (3)	0.95%	0.98%	0.96%	0.90%	0.95%

Net investment loss	(0.94%)	(0.96%)	(0.80%)	(0.62%)	(0.75%)

Portfolio turnover rate	3.81%	11.01%	5.35%	14.01%	16.80%

(1)	Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	The expense ratios do not include the Program Fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.

               The accompanying notes are an integral part of the financial statements.

Financial Highlights (continued)

	Aetos Capital Distressed Investment Strategies Fund, LLC
	2/1/10 - 1/31/11	2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07

Total return(1)	9.58%	22.03%	(8.57%)	4.32%	12.95%

Net assets, end of period (000's)	$492,232	$424,770	$353,674	$168,426	$109,967

Ratios to average net assets:
Expenses(2) (3)	0.96%	1.00%	1.02%	1.03%	1.08%
Expenses, net of waivers and reimbursements(2) (3)	0.96%	1.00%	1.01%	0.99%	1.00%

Net investment loss, before waivers and reimbursments	(0.96%)	(0.95%)	(0.30%)	(0.69%)	(0.76%)
Net investment loss, net of waivers and reimbursments	(0.96%)	(0.95%)	(0.29%)	(0.65%)	(0.68%)

Portfolio turnover rate	7.10%	6.74%	12.51%	0.00%	13.69%

(1)	Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	The expense ratios do not include the Program Fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.

               The accompanying notes are an integral part of the financial statements.

Financial Highlights (concluded)

	Aetos Capital Long/Short Strategies Fund, LLC
	2/1/10 - 1/31/11	2/1/09 - 1/31/10	2/1/08 - 1/31/09	2/1/07 - 1/31/08	2/1/06 - 1/31/07

Total return(1)	5.94%	3.57%	(9.33%)	7.04%	9.61%

Net assets, end of period (000's)	$1,069,335	$ 780,941	$ 883,774	$1,043,373	$ 738,210

Ratios to average net assets:
Expenses(2) (3)	0.90%	0.89%	0.88%	0.88%	0.92%

Net investment loss	(0.90%)	(0.86%)	(0.63%)	(0.66%)	(0.65%)

Portfolio turnover rate	12.35%	42.29%	12.24%	20.12%	6.13%

(1)	Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	The expense ratios do not include the Program Fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.

               The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

January 31, 2011

1. Organization

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC, and the Aetos Capital Long/Short Strategies Fund, LLC (collectively the “Funds” and individually a “Fund”) were formed in the state of Delaware as limited liability companies.  The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, management investment companies.  Each of the Funds is a fund-of-funds.  The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) (“Portfolio Funds”) that utilize a variety of alternative investment strategies that seek to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.  Aetos Alternatives Management, LLC serves as the Investment Manager to the Funds.

The Funds operate under a master fund/feeder fund structure.  Feeder Funds invest substantially all of their investable assets in the Funds.  As of January 31, 2011 the Feeder Funds’ beneficial ownership of their corresponding Master Funds’ members’ capital are 81%, 84% and 85% for the Aetos Capital Multi-Strategy Arbitrage Cayman Fund, Aetos Capital Distressed Investment Strategies Cayman Fund and Aetos Capital Long/Short Strategies Cayman Fund, and 1%, 1% and 1%, for the Aetos Capital Multi-Strategy Arbitrage Cayman Fund II, Aetos Capital Distressed Investment Strategies Cayman Fund II and Aetos Capital Long/Short Strategies Cayman Fund II respectively.

The principal investment objective of each Fund is as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Capital Distressed Investment Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Capital Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

Notes to Financial Statements (continued)

1. Organization (continued)

The Funds may offer, from time to time, to repurchase outstanding members’ interests (“Interests”) pursuant to written tenders by members.  Repurchase offers will be made at such times and on such terms as may be determined by the Funds’ Board of Managers (the “Board”) in its sole discretion.  The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December.

2. Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America.  The following is a summary of the significant accounting policies followed by the Funds:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates, and such differences could be material.

B. Portfolio Valuation and Security Transactions

The net asset values of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds’ Investment Manager under the general supervision of the Board.  Such fair value generally represents a Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds.  The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds and any restrictions on or illiquidity of the interests in the Portfolio Funds, in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value.  Accordingly, the estimates may not be indicative of the amounts a Fund could realize in a current market exchange and the differences could be material to the financial statements.  The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The FASB issued ASC Topic 820, Fair Value Measurements and Disclosures, (formerly SFAS No. 157 Fair Value Measurements), which establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs.  The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  Accordingly the fair value hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3).  The levels of the fair value hierarchy under FASB ASC Topic 820-10-35-39 to 55 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 – Inputs that are unobservable;

Inputs broadly refer to assumptions that market participants use to make valuation decisions, including assumptions about risk.  ASC Topic 820-10-35-59 permits the Investment Manager to estimate the fair value of the investments in the Portfolio Funds at the net asset value reported by the Portfolio Funds if the net asset value is calculated in a manner consistent with the measurement principles of ASC Topic 946, Financial Services – Investment Companies.  The Investment Manager evaluates each Portfolio Fund individually to determine that its net asset value is calculated in a manner consistent with ASC 946.  The Investment Manager also considers whether an adjustment to the net asset value reported by the Portfolio Fund is necessary based upon various factors, including, but not limited to, the attributes of the interest in the Portfolio Fund held, including the rights and obligations, and any restrictions on or illiquidity of such interests, and the fair value of such Portfolio Fund’s investment portfolio or other assets and liabilities.  The Investment Manager also considers such factors in determining whether a Portfolio Fund should be classified as Level 2 or Level 3 within the fair value hierarchy.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The following table presents information about the level within the fair value hierarchy at which the Funds’ investments are measured as of January 31, 2011:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC Strategy

	Level 1	Level 2	Level 3	Total
Quantitative Asset Allocation	—	73,825,570	—	73,825,570
Convertible Arbitrage	—	87,280,159	—	87,280,159
Multi-Strategy/Event Arbitrage	—	72,202,275	195,253,212	267,455,487
Fixed Income Arbitrage	—	48,406,167	91,678,684	140,084,851
Investments in Portfolio Funds	—	$281,714,171	$286,931,896	$568,646,067

Aetos Capital Distressed Investment Strategies Fund, LLC Strategy

	Level 1	Level 2	Level 3	Total
Distressed Investments	—	80,008,505	362,248,056	442,256,561
Investments in Portfolio Funds	—	$80,008,505	$362,248,056	$442,256,561

Aetos Capital Long/Short Strategies Fund, LLC Strategy

	Level 1	Level 2	Level 3	Total
Long/Short Equity Investments	—	296,204,582	591,654,531	887,859,113
Short Equity Investments	—	—	37,604,573	37,604,573
Real Assets	—	—	1,837,500	1,837,500
Investments in Portfolio Funds	—	$296,204,582	$631,096,604	$927,301,186

During the year there were no transfers into or out of Level 1. The Changes in investments classified as Level 3 are discussed below using the ‘beginning of period method’ which assumes the investment entity would be transferred into or out of Level 3 at fair value at the beginning of the reporting period and are as follows for the year ended January 31, 2011.

Transfers between Level 2 and Level 3 reflect the impact of investment activity and/or investment holding periods on the Funds’ fair value hierarchy.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
	Convertible Arbitrage	Multi-Strategy/ Event Arbitrage	Fixed Income Arbitrage	Total
Beginning Balance as of 1/31/10	$44,979,083	$222,805,744	$114,515,029	$382,299,856
Realized Loss	-	(1,189,923)	-	(1,189,923)
Change in Unrealized Appreciation	-	20,164,554	11,897,698	32,062,252
Net Purchases/(Sales)	-	19,411,332	10,000,000	29,411,332
Net Transfers Out of Level 3	(44,979,083)	(65,938,495)	(44,734,043)	(155,651,621)
Ending Balance as of 1/31/10	$-	$195,253,212	$91,678,684	$286,931,896

Aetos Distressed Investment Strategies Fund, LLC
	Distressed Investments	Total
Beginning Balance as of 1/31/10	$401,585,040	$401,585,040
Realized Gain	2,837,870	2,837,870
Change in Unrealized Appreciation	37,315,170	37,315,170
Net Purchases/(Sales)	(3,754,457)	(3,754,457)
Net Transfers Out of Level 3	(75,735,567)	(75,735,567)
Ending Balance as of 1/31/10	$362,248,056	$362,248,056

Aetos Capital Long/Short Strategies Fund, LLC
	Real Assets	Short Equity Investments	Long/Short Equity Investments	Total
Beginning Balance as of 1/31/10	$-	$42,796,604	$470,646,745	$513,443,349
Realized Gain/(Loss)	-	(2,495,581)	2,076,573	(419,008)
Change in Unrealized Appreciation/ (Depreciation)	2,407	(8,283,772)	63,328,869	55,047,504
Net Purchases/(Sales)	1,835,093	5,587,322	81,753,311	89,175,726
Net Transfers Out of Level 3	-	-	(26,150,967)	(26,150,967)
Ending Balance as of 1/31/10	$1,837,500	$37,604,573	$591,654,531	$631,096,604

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

All net realized gains and losses and changes in unrealized appreciation and depreciation in the preceding table are included in the Statements of Operations.  The changes in net unrealized appreciation of investments in Portfolio Funds still held by the Funds at January 31, 2011 were as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

	Multi-Strategy/ Event Arbitrage	Fixed Income Arbitrage	Total
Change in unrealized appreciation	$19,051,116	$11,897,698	$30,948,814

Aetos Distressed Investment Strategies Fund, LLC

	Distressed Investments	Total
Change in unrealized appreciation	$35,920,214	$35,920,214

Aetos Capital Long/Short Strategies Fund, LLC

	Real Assets	Short Equity Investments	Long/Short Equity Investments	Total
Change in unrealized appreciation	$2,407	$(3,368,219)	$63,792,156	$60,426,344

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis.  Investments are recorded on the effective date of the subscription in the Portfolio Fund.

C. Fund Income and Expenses

Each Fund bears its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, professional fees, custody and administrative fees).  Most expenses of the Funds can be directly attributed to a particular Fund.  Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents. Dividend income is recorded on the ex-dividend date.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

D. Income Taxes

Each Fund intends to continue to be treated as a partnership for Federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to the Member’s distributive share of taxable income or loss.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.  The Funds withhold and pay taxes on U.S. source income and U.S. effectively connected income, if any, allocated from Portfolio Funds to the extent such income is not exempted from withholding under the Internal Revenue Code and Regulations thereunder.  The actual amount of such taxes is not known until all Form K-1s from Portfolio Funds are received, usually in the following tax year.  Prior to the final determination, the amount of tax is estimated based on information available.  The final tax could be different from the estimated tax and the difference could be significant.

Such withholdings are listed as distributions in the Statements of Changes in Members’ Capital, and are allocated to the individual Members’ Capital accounts to which they apply.

The Investment Manager has determined that the adoption of Accounting for Uncertainty in Income Taxes, which sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, will not have a material impact to the Fund’s financial statements. However, the Investment Manager's conclusions regarding Accounting for Uncertainty in Income Taxes may be subject to review and adjustment at a later date based on on-going analyses of tax laws, regulations and interpretations thereof and other factors. Each of the Fund's federal, state and local tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E.  Distribution Policy

The Funds have no present intention of making periodic distributions of their net investment income or capital gains, if any, to Members.  The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F.  Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available.  In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

G.  Cash and Cash Equivalents

Cash and cash equivalents is defined as cash on deposit at financial institutions, investments in money market funds, and highly liquid investments with original maturities of three months or less.

Notes to Financial Statements (continued)

3. Investment Manager Fee, Related Party Transactions and Other

The Funds pay the Investment Manager a monthly management fee (the “Management Fee”) at the annual rate of 0.75% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests).  The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds.

The Investment Manager may also be paid a Program Fee outside of the Funds for services rendered to investors.  The Program Fee is paid directly by the investors at an annual rate of up to 0.50% of an investor’s assets in the Funds.  The Program Fee may also include an annual performance-based incentive fee outside of the Funds based on the return of an investor’s account with the Investment Manager.

During the period February 1, 2010 through August 31, 2010 SEI Investments Global Funds Services provided certain administrative, accounting and investor services to the Funds. Effective September 1, 2010 HedgeServ Limited, (the “Administrator”) now provides such administration, accounting and investor services to the Funds.  In consideration for such services, each Fund pays the Administrator a monthly fee based on prior month-end net assets at an annual rate of 0.12% on the first $250 million of net assets, 0.10% on net assets between $250 million and $500 million, 0.07% on net assets between $500 million and $750 million and 0.06% on net assets over $750 million, and will reimburse the Administrator for certain out-of-pocket expenses.

During the period February 1, 2010 through September 30, 2010 SEI Private Trust Company acted as custodian or the Funds’ assets. Effective October 1, 2010 JPMorgan Chase Bank, N.A. became the custodian (the “Custodian”) for the Funds’ assets.  In consideration for such services, each Fund pays the Custodian a monthly fee, based on month-end underlying Portfolio Funds value, at an annual rate of up to 0.01%.  Each Fund also pays the Custodian $15,000 annually to act as qualified Custodian for each Cayman feeder fund.

Each Member of the Board who is not an “interested person” of the Funds as defined by the 1940 Act receives an annual retainer of $37,000 and regular quarterly meeting fees of $3,625 per meeting (additional meeting fees are $500 per meeting).  The chairman of the audit committee receives an additional annual retainer of $2,500.  Any Manager who is an “interested person” does not receive any annual or other fee from the Funds.  All Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

Net profits or net losses of the Funds for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member’s respective investment percentage for each Fund.  Net profits or net losses are measured as the net change in the value of the net assets of a Fund during a fiscal period, before giving effect to any repurchases of Interests in the Fund, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund, other than in accordance with the Members’ respective investment percentages.

Notes to Financial Statements (continued)

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, use of leverage and swap contracts.  The Funds’ risk of loss in these Portfolio Funds is limited to the value of their investments in the Portfolio Funds.

5. Fund Merger

On January 1, 2011, Aetos Capital Opportunities Fund, LLC was reorganized into Aetos Capital Long/Short Strategies Fund, LLC.  The value of the Aetos Capital Opportunities Fund, LLC on January 1, 2011, was $138,947,112, which was comprised of $124,512,583 of investments in Portfolio Funds, $14,767,777 of cash, $51,710 of receivable for sale of investments, $278,387 of redemptions of interests payable, and $106,571 of expenses payable.

6. Risk Factors

Limitations on the Funds’ ability to withdraw their assets from Portfolio Funds may limit the Funds’ ability to repurchase their Interests.  For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer.  After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually.  Many Portfolio Funds may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate.”  In instances where the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations may significantly limit the Funds’ ability to repurchase their Interests.

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks.

Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain fixed income strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

The Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Fund's net asset value.

Notes to Financial Statements (continued)

6. Risk Factors (continued)

The Portfolio Funds may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States of America, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Portfolio Fund.  Such concentrations may subject the Portfolio Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds invest in a limited number of Portfolio Funds.  Such concentration may result in additional risk.  Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Interests.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications.  Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

7.  Investment Transactions

For the year ended January 31, 2011, purchases and sales of Portfolio Funds were as follows:

Fund	Purchases	Sales
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$50,000,000	$20,589,236
Aetos Capital Distressed Investment Strategies Fund, LLC	30,250,000	35,237,001
Aetos Capital Long/Short Strategies Fund, LLC	120,080,421	96,663,782

Notes to Financial Statements (continued)

8. Investments

As of January 31, 2011, collectively the Funds had investments in forty-one Portfolio Funds, none of which were related parties. The following table lists the Funds’ investments in Portfolio Funds as of January 31, 2011.  The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1.0% to 2.0% (per annum) of the net assets and incentive fees or allocations of 10% to 20% of net profits earned. The Portfolio Funds generally provide for periodic redemptions, with lock-up provisions ranging up to 3 years from initial investment. The liquidity provisions shown in the following tables apply after any applicable lock-up provisions.

	Number of Portfolio Funds	% of Total Portfolio Funds
Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Funds allowing monthly withdrawals (notice period of 30 days)	2	15.74%
Funds allowing quarterly withdrawals (notice periods ranging from 14 to 60 days)	3	21.11%
Funds allowing annual withdrawals (notice periods ranging from 45 to 90 days)	4	63.05%
Funds in liquidation	1	0.10%

	Number of Portfolio Funds	% of Total Portfolio Funds
Aetos Capital Distressed Investment Strategies Fund, LLC
Funds allowing quarterly withdrawals (notice periods ranging from 60 to 90 days)	3	32.99%
Funds allowing semi-annual withdrawals (notice period of 65 days)	1	19.22%
Funds allowing annual withdrawals (notice periods ranging from 60 to 90 days)	4	40.07%
Funds allowing bi-annual withdrawals (notice period of 90 days)	1	7.72%

	Number of Portfolio Funds	% of Total Portfolio Funds
Aetos Capital Long/Short Strategies Fund, LLC
Funds allowing monthly withdrawals (notice periods ranging from 5 to 30 days)	3	13.24%
Funds allowing quarterly withdrawals (notice periods ranging from 30 to 90 days)	10	54.99%
Funds allowing semi-annual withdrawals (notice periods ranging from 30 to 45 days)	4	19.85%
Funds allowing annual withdrawals (notice period of 45 days)	2	11.62%
Funds in liquidation	3	0.30%

Notes to Financial Statements (continued)

8. Investments (continued)

The following tables list the Funds’ investment in Portfolio Funds as of January 31, 2011:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Portfolio Fund Name	Strategy	Fair Value 1/31/2011	% of Members' Capital	Liquidity*
AQR RT Fund, L.P.	Quantitative Asset Allocation	$41,075,231	6.58%	Monthly
CNH CA Institutional Fund, L.P.	Convertible Arbitrage	31,845,633	5.10	Quarterly
Davidson Kempner Partners	Multi-Strategy/Event Arbitrage	95,724,221	15.33	Annual
Farallon Capital Offshore Investors Inc.	Multi-Strategy/Event Arbitrage	98,960,813	15.85	Annual
FFIP, L.P.	Fixed Income Arbitrage	91,678,684	14.69	Annual
GMO Mean Reversion Fund (Onshore)	Quantitative Asset Allocation	32,750,339	5.25	Quarterly
Ishin Fund LLC	Convertible Arbitrage	55,434,526	8.88	Quarterly
Oceanwood Global Opportunities Fund LP	Multi-Strategy/Event Arbitrage	72,202,275	11.57	Annual
Parsec Trading Corp.	Fixed Income Arbitrage	48,406,167	7.75	Monthly
Sowood Alpha Fund LP	Multi-Strategy/Event Arbitrage	568,178	0.09	Liquidating
		$568,646,067	91.09%

*The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

Aetos Capital Distressed Investment Strategies Fund, LLC
Portfolio Fund Name	Strategy	Fair Value 1/31/2011	% of Members' Capital	Liquidity*
AG Mortgage Value Partners, L.P.	Distressed Investments	$41,880,145	8.51%	Annual
Anchorage Capital Partners, L.P.	Distressed Investments	80,351,488	16.34	Annual
Aurelius Capital Partners, LP	Distressed Investments	85,012,639	17.27	Semi-Annual
Centerbridge Credit Partners, L.P.	Distressed Investments	34,129,314	6.93	Bi-Annual
Davidson Kempner Distressed Opportunities Fund LP	Distressed Investments	47,458,895	9.64	Annual
King Street Capital, L.P.	Distressed Investments	80,008,505	16.25	Quarterly
One East Partners, L.P.	Distressed Investments	3,550,765	0.72	Quarterly
Silver Point Capital Fund, L.P.	Distressed Investments	7,528,162	1.53	Annual
Watershed Capital Partners, L.P.	Distressed Investments	62,336,648	12.66	Quarterly
Total		$442,256,561	89.85%

Notes to Financial Statements (continued)

8. Investments (continued)

Aetos Capital Long/Short Strategies Fund, LLC
Portfolio Fund Name	Strategy	Fair Value 1/31/2011	% of Members' Capital	Liquidity*
Bay Pond Partners, L.P.	Long/Short Equity Investments	$56,454,695	5.28%	Semi-Annual
Brookside Capital Partners Fund II, L.P.	Long/Short Equity Investments	79,475,964	7.43	Quarterly
Cadian Fund LP	Long/Short Equity Investments	73,038,398	6.83	Quarterly
Cadmus Capital Partners (QP), LP	Long/Short Equity Investments	1,499,912	0.14	Liquidating
CamCap Energy, L.P.	Long/Short Equity Investments	63,457,391	5.94	Quarterly
Conatus Capital Partners LP	Long/Short Equity Investments	75,101,578	7.02	Quarterly
Copper River Partners, L.P.	Short Equity Investments	946,834	0.09	Liquidating
GMO Tactical Opportunities Fund (Onshore)	Long/Short Equity Investments	13,371,244	1.25	Monthly
Harrier Hawk Four Horsemen Fund LP	Short Equity Investments	9,995,906	0.94	Quarterly
Joho Partners, L.P.	Long/Short Equity Investments	100,805,625	9.43	Semi-Annual
Millgate Partners II, L.P.	Long/Short Equity Investments	71,395,893	6.68	Quarterly
MW European TOPS Fund	Long/Short Equity Investments	81,054,303	7.58	Monthly
North River Partners, L.P.	Long/Short Equity Investments	54,993,156	5.14	Quarterly
Route One Fund I, L.P.	Long/Short Equity Investments	10,156,577	0.95	Annual
Samlyn Onshore Fund, LP	Long/Short Equity Investments	24,942,883	2.33	Semi-Annual
Sansar Capital Holdings, Ltd	Long/Short Equity Investments	524,918	0.05	Annual
Spindrift Partners, L.P.	Real Assets	1,837,500	0.17	Semi-Annual
The Elkhorn Fund, LLC	Long/Short Equity Investments	28,346,869	2.65	Monthly
Tiger Consumer Partners, L.P.	Long/Short Equity Investments	55,281,564	5.17	Quarterly
Ursus Partners L.P.	Short Equity Investments	26,661,833	2.49	Quarterly
Viking Global Equities LP	Long/Short Equity Investments	97,657,837	9.13	Annual
Woodbourne Daybreak Global Fund, LP	Long/Short Equity Investments	300,306	0.03	Liquidating
Total		$927,301,186	86.72%

*The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

Notes to Financial Statements (continued)

9. Commitments

At January 31, 2011, the Funds had made the following commitments to purchase underlying funds.

Fund	Amount

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Luxor Capital Partners LP	$25,000,000
25,000,000

Aetos Capital Distressed Investment Strategies Fund, LLC
Watershed Capital Partners LP	$5,000,000
AG Mortgage Value Partners, L.P.	10,000,000
$15,000,000

Aetos Capital Long/Short Strategies Fund, LLC
CamCap Energy, L.P.	$5,000,000
Tiger Consumer Partners LP	5,000,000
North River Partners, LP	5,000,000
$15,000,000

At January 31, 2011, the Funds had submitted redemption requests from the underlying funds as follows:

Fund	Amount

Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$-

Aetos Capital Distressed Investment Strategies Fund, LLC
One East Partners, L.P.	$3,550,765
Silver Point Capital Fund, L.P.	7,528,162
$11,078,927

Aetos Capital Long/Short Strategies Fund, LLC
Sansar Capital Holdings, Ltd	$524,918
Spindrift Partners, LP	1,837,500
$2,362,418

Notes to Financial Statements (concluded)

10. Subsequent Events

Through March 1, 2011, the Funds paid no redemptions and received the following contributions:

Fund	Amount
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$17,586,144
Aetos Capital Distressed Investment Strategies Fund, LLC	13,550,017
Aetos Capital Long/Short Strategies Fund, LLC	36,972,755

The following table summarizes the redemption requests received by the Funds subsequent to January 31, 2011:

Fund	Number of Investors	Estimated Redemption Amount Subsequent to1/31/11	% of Members’ Capital
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	13	$41,597,474	6.66%
Aetos Capital Distressed Investment Strategies Fund, LLC	13	32,277,397	6.56%
Aetos Capital Long/Short Strategies Fund, LLC	15	71,083,807	6.65%

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2011.

Managers and Officers of the Funds (unaudited)

Name, Address(1), Age	Position(s) Held with Funds	Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years/Other Directorships(3) Held by Board Member	Number of Funds in the Fund Complex Overseen by Manager(4)
Independent Managers:
Ellen Harvey 56	Manager	Since 2002	Principal, Lindsey Criswell LLC, July 2008-Present; Principal, Vanguard, January 2008-June 2008; Senior Vice President, Mercantile Bankshares, February 2003–September 2007	3
Pierre de Saint Phalle 62	Manager	Since 2002	Managing Director and Consultant, Promontory Financial Group, March 2005-Present.	3
Warren J. Olsen 54	Manager	Since 2003	Chairman and Chief Investment Officer, First Western Investment Management, September 2002-Present.	3
Interested Managers:
Michael Klein(5) 52	Manager and President	Since 2003	Co-President, Aetos Alternatives Management and Managing Director, Aetos Capital, LLC, March 2000-Present.	3
Officers:
Anne Casscells 52	Chief Investment Officer	Since 2002	Co-President, Aetos Alternatives Management and Managing Director, Aetos Capital, LLC, October 2001- Present.	N/A
Scott Sawyer 42	Treasurer	Since 2004	Director, Aetos Capital, LLC, August 2004- Present	N/A
Harold J. Schaaff 50	Vice President and Secretary	Since 2001	General Counsel and Managing Director, Aetos Capital, LLC, March 2001-Present.	N/A

(1)	Each Manager can be contacted by writing to Aetos Capital, LLC 875 Third Avenue, New York, NY 10022.
(2)	Each Manager holds office until the next meeting of shareholders at which Managers are elected following his or her election or appointment and until his successor has been elected and qualified.
(3)
Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

(4)	The “Fund Complex” consists of all registered investment companies for which Aetos Alternatives Management, LLC or any of its affiliates serves as investment adviser.
(5)	Mr. Klein is considered to be an “interested person” of the Fund as defined in the 1940 Act because he is a Managing Director of Aetos Capital, LLC.

For more information regarding the Managers and Officers, please refer to the Statement of Additional  Information.

Item 2.                  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the covered period.  The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3.                  Audit Committee Financial Expert.

(a)(1)  The registrant’s Board of Managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is Warren J. Olsen.  Mr. Olsen is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.                  Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (“PwC”) Related to the Fund.

PwC billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

		Fiscal 2011			Fiscal 2010
		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$36,479	$0	$0	$35,755	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (2)	$201,550	$0	$0	$245,745	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Notes:
(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees relate to preparation of federal and state tax returns.

(e)(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services (including tax services) to be provided to the Fund and all non-auditing services to be provided to the Fund’s investment adviser (or any affiliate thereof that provides ongoing services to the Fund) if such services relate directly to operations and financial reporting of the Fund.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2011	Fiscal 2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for Fiscal 2011 and Fiscal 2010, respectively.

(h)
During the past fiscal year no non-audit services were provided by the registrant’s principal accountant to either the registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5.                  Audit Committee of Listed Registrants.

Not applicable.

Item 6.                  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.                  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Aetos Alternatives Management, LLC
Proxy Voting Policy

I.	Introduction

This policy sets forth Aetos Alternatives Management, LLC (“AAM”) policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies.  The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the “named fiduciary” for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies.  When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.  In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

II.	Routine Corporate Matters

AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts.  These matters are set out below:

(i)	Appointment or election of auditors;
(ii)	Routine elections or re-elections of directors;
(iii)	Director’s liability and indemnification;
(iv)	General updating/corrective amendments to charter;
(v)	Name changes;
(vi)	Elimination of cumulative voting; and
(vii)	Elimination of preemptive rights.

III.	Issues Having the Potential for Major Economic Impact

A.
AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts.  These matters are set out below:

(i)	Capitalization changes which eliminate other classes of stock and voting rights;
(ii)	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;
(iii)	Stock purchase plans with an exercise price of not less than 85% of fair market value;
(iv)	Stock option plans that are incentive based and not excessive;
(v)	Other stock-based plans which are appropriately structured;
(vi)	Reductions in supermajority vote requirements; and
(vii)	Adoption of anti-greenmail provisions.

B.
AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company’s securities held in AAM client accounts.  These matters are set out below:

(i)	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;
(ii)	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;
(iii)	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;
(iv)	Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;
(v)	Classified boards of directors;
(vi)	Reincorporation into a state which has more stringent anti-takeover and related provisions;

(vii)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;
(viii)	Excessive compensation or non-salary compensation related proposals;
(ix)	Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and
(x)	“Other business as properly comes before the meeting” proposals which give a blank check to those acting as proxy.

IV.	Social and Corporate Responsibility Issues

AAM, believing that management’s job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals.  Third party analyses of these issues are taken into account.  If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

V.	Conflict of Interests

Situations may arise where there are material conflicts between AAM’s interest and those of its advisory clients.  AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter  do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

VI.	Proxy Voting Record Retention

AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote.  AAM retains the above-mentioned records for a minimum of five years.

VII.	Proxy Administration

AAM’s internal Proxy Committee (the “Committee”) develops the firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process.  The Committee, comprised of the Chief Investment Officer, Chief Operating Officer, and General Counsel, analyzes types of proposals based on whether they would adversely affect shareholder’s interests and make a company less attractive to own.  In evaluating proxy proposals each year, the Committee relies upon our own knowledge of each company and its management, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Committee establishes its recommendations, they are distributed to AAM’s Portfolio Management Group as voting guidelines.  Ultimately, the investment professional primarily accountable for a portfolio is responsible for votes on companies in that portfolio.  Most vote consistent with AAM’s guidelines.  Occasionally, some will take an independent view on certain issues and vote differently.  When an investment professional casts votes which are counter to the Committee’s guidelines, they are required to document their reasons in writing for the Committee.  Annually, the Board of Managers of the AAM Funds will review AAM’s proxy voting process, policies, and voting records.

Item 8.                  Portfolio Managers of Closed-End Management Investment Companies

(a)(1)

Investment Management Team

Name & Title (Years of Service)
Anne Casscells Managing Director and Chief Investment Officer, Aetos Alternatives Management, LLC (9)	Co-President and Chief Investment Officer, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, October 2001- Present.
James Gibbons Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC (9)	Managing Director and Portfolio Manager, Aetos Alternatives Management LLC, July 2002 - Present.
Michael Klein Managing Director, Aetos Alternatives Management, LLC (9)	Co-President , Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, March 2000-Present.

(a)(2)(i), (ii), (iii)

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of January 31, 2011.

Anne Casscells James Gibbons Michael Klein	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts where Advisory Firm’s Fee is Based on Account Performance	Total Assets in Accounts where Advisory Firm’s Fee is Based on Account Performance ($ million)
Registered Investment Companies	2	$1,562	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	9	$2,818	5	$1,996

(a)(2)(iv)

Material Conflicts of Interest

The Investment Manager manages multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, collective trusts, or offshore funds.  The Investment Manager manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties.  The Investment Manager has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(a)(3)

Description of Compensation

Professionals employed by the Investment Manager are subject to a compensation structure that includes base salary and a discretionary bonus.  Bonuses are variable and depend on many factors, including firm, business unit and individual performance relative to established benchmarks and criteria.  Individuals that consistently exceed performance objectives are eligible for promotions and/or equity participation in the firm.  Officers are also eligible to share in the net profits of the business under a profit participation plan.  Participation amounts are determined on the basis of performance and contribution.  In addition, all managing directors of the Investment Manager have a common equity membership in Aetos Capital, LLC.

(a)(4)

Ownership of Securities

As of January 31, 2011 the portfolio managers owned Interests of the Fund as follows:

Anne Casscells	$100,001-500,000
James Gibbons	$100,001-500,000
Michael Klein	$10,001-50,000

(b)  Not applicable

Item 9.                 Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable as Interests of the Fund are not registered pursuant to Section 12 of the Exchange Act.

Item 10.               Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant’s last proxy solicitation.

Item 11.               Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report.  In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.             Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aetos Capital Multi-Strategy Arbitrage Fund, LLC

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President

Date: 4/07/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President

Date: 4/07/11

By (Signature and Title)*	/s/ Scott D. Sawyer
Scott D. Sawyer, Treasurer

Date: 4/07/11

*     Print the name and title of each signing officer under his or her signature.